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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                     2/8/01
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

     WASHINGTON                     1-6563                    91-0742146
   (State or other                (Commission                (IRS Employer
   jurisdiction of                File Number)            Identification No.)
   incorporation)

               SAFECO Plaza, Seattle, Washington              98185
          (Address of principal executive officers)         (Zip Code)


                                 (206) 545-5000
              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS

SAFECO ADJUSTS QUARTERLY DIVIDEND

SEATTLE -- (Feb. 7, 2001) -- SAFECO's board of directors today declared a quarterly dividend of $0.185 per share of common stock. This is a 50 percent decrease from the last dividend.

Today's action will result in annual cash savings of approximately $94.5 million.

"Bringing our dividend in line with our financial performance is a key first step in returning SAFECO to excellence as rapidly as possible," said Mike McGavick, who became SAFECO's president and chief executive officer last week.

"We've begun a review of all our operations, and we will make a series of tough decisions in the coming months," McGavick added. "We're committed to taking swift actions to get SAFECO back on track, and we'll do it in a way that makes SAFECO a stronger company over the long term."

The dividend is payable April 23 to shareholders of record April 6, 2001.

SAFECO Corporation (Nasdaq: SAFC) is a Fortune 500 company based in Seattle. Founded in 1923, SAFECO and its more than 17,000 independent agents and financial advisors provide insurance, investment and related financial products to individual and business customers throughout the United States. More information about SAFECO is available online at www.safeco.com

FORWARD-LOOKING INFORMATION IS SUBJECT TO RISK AND UNCERTAINTY

Statements made in this report that relate to anticipated financial performance, business prospects and plans, regulatory developments and similar matters may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Statements in this report that are not historical information are forward-looking. Such statements are subject to certain risks and uncertainties that may cause the operations, performance, development and results of our business to differ materially from those suggested by the forward-looking statements. The risks and uncertainties include:

- our ability to obtain rate increases and non-renew underpriced insurance accounts;

-    realization of growth and business retention estimates;

-    achievement of our premium targets and profitability;

-    changes in competition and pricing environments;

-    achievement of our expense reduction goals;

-    the occurrence of significant natural disasters, including earthquakes;

- weather conditions, including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions;

-    driving patterns;

-    fluctuations in interest rates;

-    performance of financial markets;

-    court decisions and trends in litigation;

-    legislative and regulatory developments;

-    the adequacy of loss reserves;

-    the availability and pricing of reinsurance;

-    the development of major Year 2000 related claims or liabilities; and

-    general economic and market conditions.

In particular, because insurance rates in some jurisdictions are subject to regulatory review and approval, our achievement of rate increases may occur in amounts and on a time schedule different than planned, which may affect our efforts to restore earnings in our property and casualty lines.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SAFECO CORPORATION

Dated: February 8, 2001                           By: /s/ H. Paul Lowber
                                                  ------------------------------
                                                  H. Paul Lowber
                                                  Vice President, Controller and
                                                  Chief Accounting Officer